CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Pioneer Small Cap Value Fund's Class A, Class B, Class C and Class R Shares Prospectuses and "Independent Auditors" and "Financial Statements" in the Pioneer Small Cap Value Fund's Class A, Class B, Class C and Class R Shares Statement of Additional Information in Post-Effective Amendment No. 14 to the Registration Statement of Pioneer Small Cap Value Fund, and to the incorporation by reference in Post-Effective Amendment No. 14 of our report, dated December 31, 2003, on the financial statements and financial highlights of Pioneer Small Cap Value Fund in the Annual Report to the Shareowners for the year ended November 30, 2003, (Form N-1A, 1933 Act File No. 333-18639) which is incorporated by reference in Post-Effective Amendment No. 15 to the Registration Statement of Pioneer Small Cap Value Fund.

We also consent to the references to our firm under the captions "Financial Highlights" in the Pioneer Small Cap Value Fund's Class Y Shares Prospectus and "Independent Auditors" and "Financial Statements" in the Pioneer Small Cap Value Fund Class A, Class B, Class C, Class R, and Class Y Shares Statement of Additional Information, and to the incorporation by reference of our report, dated December 31, 2003, on the financial statements and financial highlights of Pioneer Small Cap Value Fund in the Annual Report to the Shareowners for the year ended November 30, 2003, in Post-Effective Amendment No. 15 to the Registration Statement (Form N-1A, 1933 Act File No. 333-18639).

                                                        /s/ ERNST & YOUNG LLP


Boston, Massachusetts
May 24, 2004